PROXY STATEMENT

                         WESTLAND DEVELOPMENT CO., INC.
                           401 Coors Boulevard, N.W.
                         Albuquerque, New Mexico 87121

                        PERSONS MAKING THE SOLICITATION

     The Board of Directors (the "Board") of Westland Development Co., Inc. (the "Company") solicits the enclosed proxy for use at the Annual Meeting of Shareholders of the Company, to be held on November 13, 1998, at the Sheraton Old Town, in the Rio Grande Ballroom, 800 Rio Grande Blvd., N.W., Albuquerque, New Mexico at 8:00 a.m. New Mexico time and at any postponement(s) or adjournment(s) of the Annual Meeting.

METHOD OF SOLICITATION

     Solicitation will be made primarily by mail, commencing on or about October 9, 1998, but may also be made by telephone or oral communications by directors, officers and employees of the Company. In addition, the Company may make arrangements with and compensate up to approximately 60 individuals to assist in the solicitation. No agreements with such persons have been made, so the Company cannot identify these persons at the present time, but the Company anticipates paying such individuals approximately $6.00 to $7.00 per hour, and may reimburse out-of-pocket expenses incurred by these persons. The Company estimates that the total amount to be spent in connection with the solicitation, excluding salary paid to officers and regular employees, may be from $30,000 to $100,000, depending on whether this solicitation is contested. The Company will pay all costs of its solicitation efforts.

PROXIES AND VOTING AT THE MEETING

     A majority of the outstanding shares of the Company's No Par Value Stock and Class B Stock, counted in the aggregate, must be represented in person, or by proxy, at the Annual Meeting in order to hold the Annual Meeting. Only shareholders of record at the close of business on September 25, 1998, are entitled to vote at the Annual Meeting. Because many shareholders cannot attend the Annual Meeting, a large number must be represented by proxy. Shareholders are encouraged to sign and return their proxies promptly, indicating the manner in which they wish their shares to be voted. The proxy agents will vote the shares represented by the proxies according to the instructions of the persons giving the proxies. Unless other instructions are given, votes will be cast:

1. For the election of the three nominees for Class B Director presented later in this Proxy Statement.

     To be elected a director, a nominee must receive the votes of a majority of the shares represented at the Meeting (counting No Par Value Stock and Class B Stock in the aggregate). According to the Company's bylaws, candidates must run for a specific seat on the Board. If no candidate for a specific seat receives a majority, the incumbent Director in that seat will remain on the Board. If, for any reason any of the nominees become unavailable for election, which the Board does not anticipate, the proxies will be voted for a substitute nominee to be designated by the Board.

2.   For an Amendment to the Articles of Incorporation to Add a New Article.

     For the  Amendment  to the Articles of  Incorporation  to add thereto a new
     Article VII which will state:

                                  "Article VII

     These Articles of Incorporation may be amended by the approval of a simple majority of all of the issued and outstanding shares of this corporation entitled to receive notice of and to vote upon all proposed changes to these Articles."

     For this Proposal to pass, it must receive the affirmative vote of two thirds of all of the Company's issued and outstanding No Par Value Stock and Class B Stock, or an aggregate of 535,139 shares.

3.   For the Amendment of Article IV of the Company's Articles of Incorporation.

     For the Amendment to Article IV of the Company's Articles of Incorporation, which will delete from Article IV the authority to issue Class A Stock as now authorized by the Article. The remainder of the Article will not be amended.

     For this Proposal to pass, it must receive the affirmative vote of two thirds of all of the Company's issued and outstanding No Par Value Stock and Class B Stock, or an aggregate of 535,139 shares.

4.   For an Amendment to Article II of the Articles of Incorporation.

     Article II of the Company's Articles of Incorporation states that the life of this Company shall be 100 years from 1967. Management proposes that this Article be amended to grant a perpetual life to the Company and proposes that Article II be amended to be as follows:

                                  "Article II

     The period of this corporation's existence shall be perpetual."

     For this Proposal to pass, it must receive the affirmative vote of two thirds of all of the Company's issued and outstanding No Par Value Stock and Class B Stock, or an aggregate of 535,139 shares.

5.   In the Proxy's  discretion on the transaction of such other business as may
     properly  come  before  the  Annual  Meeting  or  any   postponement(s)  or
     adjournment(s) of the Annual Meeting.

     To be passed, any other item that comes before the shareholders, except for an Amendment to the Articles of Incorporation, must receive the affirmative vote of a majority of the votes cast in person and by proxy at the meeting. Proposed Amendments to the Articles of Incorporation must receive the affirmative vote of two thirds of all of the Company's issued and outstanding No Par Value Stock and Class B Stock, or an aggregate of 535,139 shares.

     Election inspectors will be appointed at the meeting. Such Inspectors will determine the validity of proxies and will receive, canvas and report to the meeting the votes cast by the shareholders on each item brought before the shareholders for vote. No shares of the Company's stock can be voted by any person who is not the record owner or voting under authority granted by the record owner. All returned proxies are counted toward the required quorum or the required percentages of shares present at the meeting for election of directors and for the proposed amendments to the Company's Articles of Incorporation. If any shareholder returns a proxy without indicating his directions whether the proxy should be voted for or against any item or voted for or withheld from voting on any item, the proxy will be voted by the proxy agents for management's nominees for director, for the proposals to amend the Articles of Incorporation in the ways proposed herein, and in the agents' discretion on any other matter coming before the meeting.


     Any Shareholder returning a proxy has the power to revoke that proxy at any time before it is voted, by delivery of a written notice of revocation, signed by the shareholder, to the Secretary of the Company; by delivery of a signed proxy bearing a later date; or by attending the Annual Meeting and voting in person. Any proxy which is not revoked will be voted at the Meeting.

     In accordance with Company Bylaws, the Annual Meeting will be conducted in accordance with an agenda which will be conspicuously posted at the Annual Meeting. Participation at the Meeting will be encouraged but will be limited to shareholders and holders of valid proxies for shareholders. The Meeting will start promptly at 8:00 a.m.

                             ELECTION OF DIRECTORS

     At the Annual Meeting, the shareholders will elect three Class B Directors to each serve a three-year term. The Board of Directors of the Company has nominated Sosimo Sanchez Padilla, Joe S. Chavez and Carlos Saavedra to serve the Company as its Class B Directors. Each of them is a current Class B Director and each of them is running for the seat he presently holds. Each of the nominees has consented to be nominated and to serve if elected. Certain Directors are identified below as members of the Company's Executive Committee and as Directors and Officers of El Campo Santo, Inc., which is a New Mexico nonprofit corporation. The Company established El Campo Santo, Inc. and donated cemetery lands to it to be operated for the benefit of the Atrisco heirs. Certain Directors also serve as members of the Company's Disclaimer Committee, a committee established to review whether the Company will disclaim or litigate questions of third party claims of ownership of lands now or formerly owned by the Company. The Company's Board of Directors has delegated to the Executive Committee the authority to make all decisions for the Company in all areas other than those specifically prohibited by the New Mexico Business Corporation Act.

Nominees for Class B Directors: Terms will expire in 2001

Sosimo Sanchez Padilla, age 68, is Chairman of the Board of Directors. Mr. Padilla has served as a Director since 1971 and has been the Chairman of the Board of Directors for the last nine years and is a member of the Company's Executive Committee. Mr. Padilla has been retired from Albuquerque Publishing Company for more than the past 5 years. Mr. Padilla has served on the State of New Mexico Border Research Institute Support Council and National Association of Industrial and Office Properties; was Chairman of the New Mexico Highway Commission from 1982 to 1986; served as a Trustee for the University of Albuquerque; also served as a Director of the Westside Albuquerque Chamber of Commerce and the Greater Albuquerque Chamber of Commerce. Mr. Padilla was a founder of and for more than 20 years served as a Director of the Bank of New Mexico. In March of 1995, he became a Director of Rancher's State Bank. From 1996 to the present, he has served as a Director of the Hispano Chamber of Commerce in Albuquerque. In 1997, Mr. Padilla became a member of the Middle Rio Grande Council of Governments.

Joe S. Chavez, age 61, has served as a Director since 1995. He is an alternate member of the Company's Disclaimer Committee. Mr. Chavez currently serves on the Petroglyph National Monument Advisory Committee. For more than the past 5 years, Mr. Chavez has been a co-owner of Regina's Dance Studio, a business specializing in the sale of gymnastics equipment, costume and ballet apparel and coordination of dance performances and other functions. Since 1986 to present, Mr. Chavez was employed as a Sales Consultant, first with Casey Luna Ford and currently with Galles Chevrolet.

Carlos Saavedra, age 71, has served as a Director since 1989. Dr. Saavedra is a member of the Company's Disclaimer Committee and was a member of the Historic Research Committee for the Petroglyph National Monument, the National Advisory Board on Child Nutrition, the Ethnic Heritage Studies Task Force, the Board of Directors of the La Compania de Teatro de Alburquerque and the Albuquerque Westside Coalition of Businesses. He holds degrees as follows: B.S. in Education, M.A. in Education Administration, Ed.S. in Bilingual Education, and Ed.D. in Linguistics. Until his retirement in 1985, he was employed as a teacher, administrator and consultant for school systems in New Mexico, Colorado and California, and served as a consultant to the Ministries of Education in Caracas, Venezuela and Cochabamba, Bolivia. Dr. Saavedra received a Presidential Citation for Service Beyond the Call of Duty and is listed in the Who's Who of American Education. Dr. Saavedra currently owns and operates Aspen Country Florist in Albuquerque.

           BIOGRAPHICAL INFORMATION FOR OTHER DIRECTORS AND OFFICERS.

Continuing Class A Directors: Terms Expire in 2000.

Barbara Page, age 64, has been a Director, a member of the Executive Committee and the Registrant's President and Chief Executive and Chief Financial Officer since 1989. Ms. Page serves as a member of the Albuquerque Economic Forum, a Board member of the Albuquerque Economic Development, Inc., a member of National Association of Industrial and Office Properties, Albuquerque Chamber of Commerce, Albuquerque West Side Association, a member of the Albuquerque Hispano Chamber of Commerce and the South Valley Chamber of Commerce.

Polecarpio (Lee) Anaya, age 67, has been a Director, the Company's Executive Vice President and Chairman of the Executive Committee since 1989. Mr. Anaya served as a member of the Town of Atrisco Board of Trustees from 1954 through 1959. From 1958 until his retirement in March of 1996, Mr. Anaya owned and operated Lee's Conoco and Lee's American Parts in Albuquerque.

Charles V. Pena, age 47, has been a Director since 1996. Mr. Pena retired from Safeway stores after 19 years in that employment. During part of that time, he was a member of the Retail Clerk's Union where he sat on two negotiating committees and twice ran for the Presidency of the Union. Mr. Pena attended the University of New Mexico and the University of Albuquerque, majoring in business courses. Since 1993, Mr. Pena has owned and operated CJ's New Mexican Food Restaurant in Albuquerque, New Mexico.

Continuing Class C Directors: Terms Expire in 1999

David C. Armijo, age 81, has been a Director since 1976 and Secretary and Treasurer since 1989. He is President and Chairman of the Board of California All Risk Insurance Agency, Inc., in Los Angeles, California. He is a member of the Board of Directors of the Lockheed Martin Aircraft Overseas Association, the San Gabriel Valley Medical Center, Planning Commissioner for the City of San Gabriel, California, and Chairman of the Finance and Insurance Committee of the Garibaldina Society of California. Mr. Armijo holds a Bachelor of Arts Degree in Business Administration from the University of California at Berkeley. During World War II, Mr. Armijo was assigned as Civilian Technician to the Eighth Air Force in Europe, and subsequently as Eastern Representative for Lockheed. Mr. Armijo is a licensed pilot.

Josie G. Castillo, age 66, has been a Director since 1984, and served as the Company's Treasurer from 1985 to 1989. She is the Chairman of the board of directors of El Campo Santo, Inc. and is a member of the Company's Disclaimer Committee. Mrs. Castillo is a member and the Vice Chairman of the Company's Executive Committee. From 1983 until her retirement in 1995, she was employed by the office staff of the Human Services Department of the State of New Mexico in Albuquerque, New Mexico.

Carmel Chavez, age 79, has been a Director since 1967, the time of conversion of the Town of Atrisco to Westland. He is one of the signers of the Proposal for Conversion of Town of Atrisco to Westland Development Co., Inc. and was one of the Company's incorporators. He is the Vice-Chairman of El Campo Santo, Inc. and is a member of the Company's Executive Committee and Disclaimer Committee. Until his retirement in 1983, Mr. Chavez had been employed for 27 years by the Albuquerque Public Schools as head custodian.

Officers:

     As stated above, Mr. Sosimo S. Padilla is the Chairman of the Board of Directors, Ms. Barbara Page is the President, Chief Executive Officer and Chief Financial Officer, Mr. Lee Anaya is the Executive Vice President and Assistant Secretary/Treasurer, and Mr. David Armijo is the Secretary/Treasurer for the Company. Other officers of the Company are the following people:

Leroy J. Chavez, age 37, was appointed to the position of Vice President of Development on April 26, 1996. Mr. Chavez has been employed by the Company since August, 1984, with his primary responsibility being the supervision of engineering and development related to the Company's properties. Mr. Chavez= responsibilities include the development of the Company's projects as well as the planning and zoning of its land holdings. Mr. Chavez holds a B.S. degree from the University of New Mexico in Civil Engineering. He is also the qualifying party for the Company's General Contractor's License.

Brent Lesley, age 38, was appointed to the position of Vice President of Marketing on April 26, 1996. Mr. Lesley has been employed by the Company since May of 1986. Mr. Lesley's responsibilities are centered on the sale of real property, from raw land to developed lots. Mr. Lesley's responsibilities also include overseeing the acquisition of property for the Company's property portfolio and the procurement of project financing on both a construction and permanent basis. Mr. Lesley holds a B.S. degree from Iowa State University and an MBA degree from the University of New Mexico.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The Company's No Par Value Stock and its Class B Stock are its only classes of voting securities outstanding. Only shareholders of record at the close of business on September 25, 1998, will be entitled to vote at the Annual Meeting and at any adjournment thereof. On September 25, 1998, there were issued and outstanding 716,608 shares of No Par Value Stock and 86,100 shares of Class B Stock, each of which is entitled to one vote on each matter coming before the Meeting.

Security Ownership of Certain Beneficial Owners and Management:

     The following table sets forth, as of September 25, 1998, the beneficial ownership of No Par Value Stock and Class B Stock by each nominee and each present Director of the Company and by all officers and Directors as a group. The information as to beneficial stock ownership is based on data furnished by each person. Each person has sole voting and investment power as to all shares unless otherwise indicated. No person is known by the Company to own beneficially 5% or more of its issued and outstanding equity securities.

NOTE: "Beneficial ownership" of stock, as defined by the Securities and Exchange Commission, includes stock which is not outstanding and not entitled to vote or receive dividends, but which an individual has the right to acquire within 60 days pursuant to a vested stock option. There are no unexercised stock options now issued or outstanding.


                                   NO PAR SHARES            CLASS B SHARES
                              ------------------------  ------------------------
                               Amount      Percent       Amount       Percent
                                and          of           and           of
                              Nature of     Class       Nature of      Class
                              Beneficial  Beneficially  Beneficial  Beneficially
                              Ownership     Owned       Ownership   Owned (1)(2)
                              ----------  ------------  ----------  ------------
CLASS "A" DIRECTORS (1)

Barbara Page                     2,263         *          8,300         9.64
401 Coors Blvd., N.W.
Albuquerque, N.M. 87121

Polecarpio (Lee) Anaya             70          *          5,000         5.81
1815 Sunset Gardens Rd., S.W.
Albuquerque, N.M. 87105

Charles V. Pena                   100          *            500          *
2312 Britt St., N.E.
Albuquerque, N.M. 87112

CLASS "B" DIRECTORS

Sosimo S. Padilla (2)           2,099          *         20,700        24.04
401 Coors Blvd., N.W.
Albuquerque, N.M. 87121



Joe S. Chavez                     100          *            200          *
3901 Donald Rd., S.W.
Albuquerque, N.M. 87105

Carlos Saavedra                   534          *          -0-            *
220 Tohatchi, N.W.
Albuquerque, N.M. 87104

CLASS "C" DIRECTORS

David C. Armijo                 3,132          *          5,000         5.81
401 Coors Blvd., N.W.
Albuquerque, N.M. 87121

Josie Castillo                    738          *         10,000        11.61
401 Coors Blvd., N.W.
Albuquerque, N.M. 87121

Carmel Chavez                     617          *          5,700         6.62
401 Coors Blvd., N.W.
Albuquerque, N.M. 87121

OFFICERS:

Leroy J. Chavez (3)             -0-            *          -0-            *
401 Coors Blvd., N.W.
Albuquerque, N.M. 87121

Brent Lesley (3)                -0-            *          -0-            *
401 Coors Blvd., N.W.
Albuquerque, N.M. 87121

Directors and Officers
  as a group (11 people)       9,653(1-3)    1.3(1-3)    55,400        64.34
-------------
1)Each of the current Class B Directors are the Management's nominees for Director at the Annual Meeting of Shareholders
2)Of which, 46 shares are owned by Mr. Padilla's wife.
3)These officers are not lineal descendants of an incorporator of the Town of Atrisco, New Mexico, and cannot own Company's shares.
* Represents less than 1% of the issued No Par Value common shares. The total of the No Par Shares and Class B Shares owned by the Company's Officers and Directors is approximately 8.10% of all such shares that might be voted at the Annual Meeting of Shareholders.

The Executive Officers and the Directors of the Company are:

         Name                                    Position                   Age
------------------              ----------------------------------          ---

Sosimo S. Padilla               Chairman of the Board of Directors           68
                                   since July 25, 1989,
                                   Director since 1971
Barbara Page                    President, Chief Executive                   64
                                   Officer President and Director
                                   since July 25, 1989
Polecarpio (Lee) Anaya          Executive Vice President and Director        67
                                   since July 25, 1989
David C. Armijo                 Secretary and Treasurer since                81
                                   July, 25, 1989, Director since 1976.
Josie G. Castillo               Director since 1984                          66
Carmel Chavez                   Director since 1973                          79
Joe S. Chavez                   Director since 1995                          61
Charles V. Pena                 Director Since 1996                          47
Carlos Saavedra                 Director since 1989                          71
Leroy J. Chavez                 Vice President of Development                37
Brent Lesley                    Vice President of Marketing                  38

Family relationships:

     None of the Directors, nominees or other Officers of the Company are related (as first cousins or closer) by blood, marriage or adoption to any other Director, nominee, or Officer.

Meetings of the Board

     The Board holds regular meetings monthly and special meetings as the business of the Company requires. During the past fiscal year the Board held thirteen regular meetings, and one special meeting. All members attended at least 90% of the meetings.

     The Board has no audit, nominating or compensation committees, but does have an Executive Committee consisting of Sosimo Sanchez Padilla, Polecarpio
(Lee) Anaya, Barbara Page, Josie Castillo and Carmel Chavez, with an alternate being Carlos Saavedra. Pursuant to the Company's Bylaws, the Executive Committee performs those functions delegated to it by the Board. During the past fiscal year, the Executive Committee met one time.

     Josie Castillo, Carmel Chavez and Charles Pena also serve as Directors and Dr. Saavedra serves as an alternate Director of El Campo Santo, Inc., a wholly owned non-profit corporation. Ms. Castillo and Mr. Chavez also serve as Chairman and Vice Chairman, respectively. These Directors held four meetings during the year.

 EXECUTIVE COMPENSATION

The following table sets forth the compensation for the fiscal year ended June 30, 1998, 1997 and 1996 including bonuses and deferred cash compensation (if any), of the Company's Chief Executive Officer and the three other highest paid executive officers:


SUMMARY COMPENSATION TABLE

Annual Compensation
             (a)                (b)        (c)            (d)           (e)
                                                                       Other
          Name and                                                     Annual
          Principal                      Salary          Bonus      Compensation
          Position              Year       ($)           ($) (1)        ($)
          ---------             ----     ------         --------    ------------

Barbara Page (2)                1998     110,000         50,000        13,964
 President, CEO and Director    1997     110,000          ---          13,934
                                1996     110,000          ---          19,428

Polecarpio (Lee) Anaya (2)(3)   1998       ---           15,000        48,645
 Executive Vice President       1997       ---            ---          47,734
    and Director                1996       ---            ---          53,232

Sosimo  S. Padilla  (2)(3)      1998       ---           15,000        48,645
 Chairman  of the Board         1997       ---            ---          47,734
    of Directors                1996       ---            ---          53,232

David C. Armijo (2)(4)          1998       ---            5,000        18,064
 Secretary and Director         1997       ---            ---          19,034
                                1996       ---            ---          17,332

Leroy Chavez (5)                1998      61,925 (5)      6,000
 Vice President                 1997      61,097 (5)      4,000
                                1996      60,976 (5)      2,500

Brent Lesley (5)                1998      54,750 (5)      6,000
 Vice President                 1997      53,634 (5)      4,000
                                1996      53,266 (5)      2,500
-------------
1) Mrs. Castillo, Mr. Carmel Chavez, and Dr. Saavedra each received a Director's Bonus of $5,000 during fiscal 1998, while Mr. Pena received $2,000 and Mr. Joe Chavez received $3,000 as a Director's bonus during fiscal 1998.
2) Mr.Padilla, Mr. Anaya, Mr. Armijo and Dr. Saavedra are each paid a Directors fee of $1,400 per month. Ms. Page and each of the Company's other Directors are paid a Directors fee of $1,100 per month.
3) Mr.Padilla and Mr. Anaya are each paid $30,000 per year pursuant to consulting agreements.
4) Does not include $6,800, $5,000 and $5,000 paid to Mr. Armijo's insurance agency by the insurance carrier as commissions from policies owned by the Company during 1996, 1997 and 1998, respectively.
5) Mr.Leroy Chavez and Mr. Brent Lesley are paid for services rendered to the Company in excess of 40 hours per week. All compensation, both regular salary and compensatory pay are included.

     There were no options issued or outstanding at any time during the fiscal year relating to the purchase of shares of any Class of the Company's securities by members of the Board of Directors.

     The Company has no long term compensation arrangements with its directors other than those discussed herein.

Employment and Consulting Arrangements with Current Officers:

     Since December of 1991 Ms. Page has been employed as the Company's President under a renewable five year employment agreement providing for an annual salary of $110,000. If Ms. Page is involuntarily terminated during the term of the agreement she shall be paid, in addition to any salary earned to the date of such termination, an amount of cash equal to six times the amount of her annual salary on the date of termination.

     Mr. Padilla, the Company's Chairman, and Mr. Anaya, the Company's Executive Vice President, are each paid $30,000 per year for their services to the Company under renewable five year consulting agreements. If either Mr. Padilla's or Mr. Anaya's consulting agreement is involuntarily terminated during the term of the agreement, the person so terminated shall be paid an amount of cash equal to six times the annual compensation rate then in effect under the contract.

Certain Business Relationship:

     During fiscal 1990, the Company appointed Mr. David C. Armijo's California all-risk agency as its broker to obtain all of the Company's insurance. Mr. Armijo has held a non-resident broker's license to sell insurance in the State of New Mexico since 1962. That agency received a total of $5,000 in commissions for the placement of the Company's insurance in fiscal 1998.


Pension Plan:

     On June 27, 1991, the Company established a Simplified Employee Pension ("SEP-IRA") plan under Section 401(k) of the Internal Revenue Code. Under the terms of the SEP-IRA plan for 1994, the Company contributed 11% of each eligible employee's earned wages. Under this SEP-IRA employees have also contributed up to 4% of their earned wages. This plan was abandoned in January of 1997. The Company made monthly contributions to the plan whereby $30,801 was paid in fiscal 1997 and $53,233 was paid in fiscal 1996. No payments to this plan were made during fiscal 1998.

     Effective January 1, 1997, the Company replaced the SEP-IRA plan with a Money Purchase Profit Sharing Deferred Compensation Plan (the "97 Plan"). Under the '97 Plan, the Company contributes up to 15% of the aggregate earnings of participating employees. During fiscal 1997 and 1998 $43,474 and $89,023, respectively, were contributed by the Company pursuant to the '97 Plan.

Compensation of Directors:

     Directors were paid during the year the following amount as director's fees: Mr. Padilla, Mr. Anaya, Dr. Saavedra and Mr. Armijo were paid Director's fees of $1,400 per month and each other Director received a Director's fee of $1,100 per month.

     Ms. Page, Mr.Leroy J.Chavez and Mr.Brent Lesley participate in all employee benefit plans and Mr. Leroy J. Chavez and Mr. Lesley participate in any bonuses which may be declared by the Board of Directors.

         PROPOSED AMENDMENTS TO THE COMPANY'S ARTICLES OF INCORPORATION

        In a continuing effort to review the Company's Articles of Incorporation and to propose amendments which management believes will benefit the Company and its shareholders, Management is proposing the following amendments to the Company's Articles of Incorporation:

1.   Amendment to the Articles of  Incorporation to add a new Article VII

     At the time the Company was incorporated in 1967, the New Mexico Business Corporation Act required that not less than the affirmative vote of 2/3 of all issued and outstanding voting shares be voted to approve all amendments to the Company's Articles of Incorporation. The Company's Articles of Incorporation did not incorporate that requirement because it was the law at the time. In 1982, the law was amended to reduce the required vote to a simple majority of all of the issued and outstanding voting shares. The Company has been furnished a legal opinion that for the Company to take advantage of the change in the law its shareholders must vote in favor of an amendment to its Articles of Incorporation specifically authorizing that change. Management believes that it is in the best interest of the Company that its Articles of Incorporation are consistent with current law and for greater ease of management of the corporation's affairs by its shareholders. For that reason, Management recommends that you vote for adoption of a simple majority as a requirement to amend this Company's Articles of Incorporation. To accomplish this amendment, it is proposed that the Company's Articles of Incorporation be amended to add a new Article thereto which will state:

                                  "Article VII

     The vote required to amend these Articles of Incorporation shall be a simple majority of all shares entitled to notice of and to vote at any meeting of shareholders whereat any amendment to these Articles is proposed."

     Management encourages each shareholder to vote For this Amendment. To pass, this proposal must receive the affirmative vote of at least two-thirds of the issued and outstanding No Par Value Stock and the Class B Stock.

2.   Amendment of Article IV of the Articles of Incorporation

     The shareholders are being asked to consider and to vote upon an amendment to Article IV of the Company's Articles of Incorporation to delete therefrom the authority to issue Class A Stock. Article IV as it now exists authorizes the Company to issue 736,668 shares of Class A common stock at a price of $1.45 per share, which at the present time is not a realistic value. This provision was included in the Company's Articles at the time of incorporation of the Company in 1967, related to an additional distribution of shares to those people who were shareholders at that time and there is no good reason for issuing the shares at the present time. It has no benefit to the Company, but might be used by the Company to issue shares at a value substantially less than the current market value of the shares.

     Management recommends that you vote For amending this Article to remove the authority to issue the Class A Stock from the authorized capital. To pass, this proposal must receive the affirmative vote of at least two-thirds of the issued and outstanding No Par Value Stock and the Class B Stock.

3.   Amendment of Article II of the Articles of Incorporation

     The shareholders are being asked to consider and to vote upon an amendment to Article II of the Company's Articles of Incorporation. Article II, as it now exists, limits the duration of the Company's existence to 100 years. Because that provision was a part of the initial provisions of incorporation of the Company, unless the Article is amended, the Company will cease to exist in approximately 70 more years. Management believes that a 100 year life for the Company is not realistic and is asking the Company's shareholders to amend this Article to provide that the Company's existence shall last in perpetuity. For that reason, it is proposed that
     Article II be deleted in its entirety and that in its place be inserted the following:

                                  "Article II

     The period of this corporation's existence shall be perpetual."

     Management encourages each shareholder to vote For this Amendment. To pass, this proposal must receive the affirmative vote of at least two-thirds of the issued and outstanding No Par Value Stock and the Class B Stock.

                               LEGAL PROCEEDINGS

     Other  than  ordinary  routine  litigation   incidental  to  the  Company's
business, the Company and/or members of its management are not currently parties in any legal proceedings.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     Grant Thornton LLP, certified public accountants, has provided services to the Company during the past fiscal year, which included the audit of the Company's Financial Statements included in the Annual Report to Shareholders and Annual Report on Form 10-KSB. A representative of Grant Thornton LLP will be present at the Annual Meeting, will be available to respond to appropriate questions concerning the financial statements of the Company, and will have the opportunity to make a statement if the representative desires to do so.

                    PROXY MATERIALS FOR NEXT ANNUAL MEETING

     Shareholder proposals for consideration at the next Annual Meeting, which the Company expects to hold in September, October or November 1999, must be received by the Company no later than June 30, 1999. In order for such proposals to be included, they must be legal and must comply with the Rules and Regulations of the Securities and Exchange Commission.

                                 OTHER BUSINESS

     The Board knows of no other business which is to be presented at the Annual Meeting. However, if other matters should properly come before the Annual Meeting, the persons named in the proxy will vote on those matters according to their judgment.
                                   By Order of the Board of Directors

                                   David C. Armijo

                                   DAVID C. ARMIJO, Secretary
Albuquerque New Mexico,  September 25, 1998

ON WRITTEN REQUEST, THE COMPANY WILL PROVIDE, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 1998, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO) TO ANY RECORD HOLDER OR BENEFICIAL OWNER OF THE COMPANY'S SHARES AS OF THE CLOSE OF BUSINESS ON SEPTEMBER 25, 1998. ANY EXHIBIT TO THE ANNUAL REPORT ON FORM 10-KSB WILL BE PROVIDED ON REQUEST UPON PAYMENT OF THE REASONABLE EXPENSES OF FURNISHING THE EXHIBITS. ANY SUCH WRITTEN REQUEST SHOULD BE ADDRESSED TO DAVID C. ARMIJO, SECRETARY, WESTLAND DEVELOPMENT CO., INC., 401 COORS BOULEVARD, N.W., ALBUQUERQUE, NEW MEXICO 87121.



PROXY


FOR THE ANNUAL MEETING OF SHAREHOLDERS OF WESTLAND DEVELOPMENT CO., INC. to be held at 8.00 a.m., November 13, 1998, in the Rio Grande Ballroom of the Sheraton Old Town, 800 Rio Grande Blvd., NW, Albuquerque, New Mexico.

THIS PROXY IS SOLICITED BY MANAGEMENT. MANAGEMENT RECOMMENDS THAT YOU VOTE "YES" FOR THE ELECTION OF EACH MANAGEMENT CANDIDATE AND FOR EACH PROPOSED AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION.

THE UNDERSIGNED HEREBY APPOINTS AS PROXIES, Sosimo S. Padilla, Barbara Page, and Polecarpio (Lee) Anaya, and each of them, each with the power to appoint his or her substitute, and hereby authorize them to represent and to vote, as designated below, all of the stock of Westland Development Co., Inc. owned of record by the undersigned on September 25, 1998, at the 1998 Annual Meeting of Shareholders and at any postponement(s) or adjournment(s) thereof, for the purposes stated below.

THIS PROXY REVOKES ALL PROXIES PREVIOUSLY GRANTED BY ME FOR ANY PURPOSE.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF SOSIMO SANCHEZ PADILLA, JOE S. CHAVEZ AND CARLOS SAAVEDRA AS THE COMPANY'S CLASS B DIRECTORS, FOR THE AMENDMENTS TO THE ARTICLES OF INCORPORATION AND IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTER BROUGHT BEFORE THE MEETING.

ELECTION OF CLASS B DIRECTORS:

[_] VOTE MY STOCK FOR: SOSIMO SANCHEZ PADILLA - JOE S. CHAVEZ - CARLOS SAAVEDRA.

[_] NO:  WITHHOLD AUTHORITY TO VOTE FOR ALL CANDIDATES LISTED ABOVE.

INSTRUCTIONS: If you do not want your stock voted for any individual listed above, line through that Nominee's name.

TO AMEND THE ARTICLES OF INCORPORATION TO ADD A NEW ARTICLE PROVIDING THAT THIS CORPORATION'S ARTICLES OF INCORPORATION MAY BE AMENDED BY A SIMPLE MAJORITY OF ALL SHARES AUTHORIZED TO VOTE ON QUESTIONS OF AMENDMENTS OF ARTICLES.

[__] FOR                 [__] AGAINST           [__] ABSTAIN

TO AMEND ARTICLE IV OF THE ARTICLES OF INCORPORATION TO ELIMINATE THEREFROM THE AUTHORITY TO ISSUE CLASS A STOCK.

[__] FOR                 [__] AGAINST           [__] ABSTAIN

TO AMEND ARTICLE II OF THE ARTICLES OF INCORPORATION TO PROVIDE THAT THE PERIOD OF EXISTENCE FOR THIS CORPORATION SHALL BE IN PERPETUITY.

[__] FOR                 [__] AGAINST           [__] ABSTAIN

OTHER MATTERS THAT MAY COME BEFORE THE MEETING:

If any other matters are properly brought before the Meeting (or any adjournments of the Meeting) in their discretion, the persons named as Proxies or their substitutes are authorized to vote upon such other matters in their discretion.

[__] GRANTED             [__] WITHHELD

SIGN BELOW AS YOUR NAME APPEARS ON THE LABEL. IF THERE IS NO LABEL, SIGN YOUR NAME AS YOU NORMALLY SIGN YOUR NAME AND DATE YOUR PROXY.


__________________________________________
Signature

DATE  _________________________________, 1998

__________________________________________
Signature of co-owner (if applicable)

DATE  _________________________________, 1998

When signing as attorney, executor, administrator, trustee or guardian, please sign title as such. If a corporation, please sign in full the corporation's name by President or other authorized officer. If a partnership, please sign in the partnership name by authorized person. If anyone other than the shareholder(s) named on the above label is signing this proxy, indicate the capacity in which you are signing.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. YOUR STOCK CANNOT BE VOTED UNLESS YOU VOTE IN PERSON AT THE ANNUAL MEETING OR YOU RETURN A SIGNED AND DATED PROXY BY THE TIME OF VOTING AT THE ANNUAL MEETING.